Exhibit 32.1

Certification of the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Paycor HCM, Inc. (the “Company”) for the period ended September 30, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Raul Villar Jr., Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2024	/s/ RAUL VILLAR JR.
Raul Villar Jr.
Chief Executive Officer